FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT ("Amendment") made as of this 13th day of April, 2001 among AMERICAN MEDICAL ALERT CORP., a New York corporation, having its principal place of business at 3265 Lawson Blvd., Oceanside, New York 11572 (the "Borrower"), HCI ACQUISITION CORP., a New York corporation, having its principal place of business at 3265 Lawson Blvd., Oceanside, New York 11572 ("HCI" or a "Guarantor") and EUROPEAN AMERICAN BANK, a New York banking corporation, having an office at 1 EAB Plaza, Uniondale, New York 11555 (the "Bank").

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Guarantor and the Bank entered into an Amended and Restated Loan Agreement dated as of the 21st day of November, 2000 (hereinafter the "Agreement"); and

            WHEREAS, the Bank has made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

            WHEREAS, the Borrower has requested that the Bank:

            (i) reduce the maximum Commitment for Revolving Credit Loans to One Million Seven Hundred Thousand ($1,700,000.00) Dollars;

            (ii) cancel the Commitment for Term Loans;

            (iii) waive the late delivery of certain financial information required pursuant to Sections 5.01(b)(i), 5.01(b)(xii) and (5.01(b)(xiii) of the Agreement;

            (iv) waive the failure to deliver the medical alert units report for December, 2000 and January, 2001 as required by Section 5.01(b)(xv) of the Agreement;

            (v) waive the Borrowing Base deficiency that existed as of December 31, 2000;

            (vi) waive the failure of the Borrower to maintain the Minimum Capital Base required as of December 31, 2000; and

            (vii) amend the Minimum Capital Base requirements.

            NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank do hereby agree as follows:

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            1. Defined  Terms.  As used in this  Amendment,  capitalized  terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

            2. Representations and Warranties. As an inducement for the Bank to enter into this Amendment, the Borrower and each Guarantor represents and warrants as follows:

            A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

                           (i) There are no defenses or offsets to the Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Note or any of the Loan Documents or any other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                           (ii) All of the  representations  and warranties made
                  by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the financial statements of the Borrower for the fiscal year ended December 31, 1999; and the nine month fiscal period ended September 30, 2000.

                           (iii) The outstanding  aggregate principal balance of
                  the Loans as evidenced by the Notes is $1,300,000.00 and interest has been paid through April 1, 2001.

            3.  Amendments.  The  following  amendments  are hereby  made to the
Agreement:


            (a) Section 2.01 of the Agreement is hereby deleted in its entirety and replaced as follows:


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


                  "SECTION 2.01. The Revolving Credit Loans. The Bank agrees, on the date of this Agreement, on the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth in this Agreement, to lend to the
                  Borrower prior to the Maturity Date such amounts as the Borrower may request from time to time (individually, a "Revolving Credit Loan" or collectively, the "Revolving Credit Loans"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans outstanding at any one time shall not exceed the lesser of (i) One Million Seven Hundred Thousand ($1,700,000.00) Dollars, or (ii) the Borrowing Base (the "Commitment"), or such lesser amount of the Commitment as may be reduced pursuant to Section 2.19 hereof.

                           Each Revolving Credit Loan shall be a Prime Rate Loan
                  or a Eurodollar Loan as the Borrower may request subject to and in accordance with Section 2.02. The Bank may at its option make any Eurodollar Loan by causing a foreign branch or affiliate to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the Revolving Credit Note. Subject to the other provisions of this Agreement, Revolving Credit Loans of more than one type may be outstanding at the same time."

            (b) The Commitment for Term Loans is hereby cancelled and the Borrower hereby agrees that it shall have no availability for Term Loans.

            (c) Section 5.03(b) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(b) Capital Base. The Borrower shall maintain at all times a minimum Capital Base of at least the following:

                  Date                               Minimum Capital Base
                  ----                               --------------------

                  December 31, 2000                   $7,895,000.00
                  March 31, 2001                      $7,750,000.00
                  June 30, 2001 and
                  thereafter                          $7,900,000.00"

            5. Waivers. The Bank hereby waives the following:


                  (i) the failure of the Borrower to timely deliver the annual financial statements required pursuant to Section 5.01(b)(i) of the Agreement within ninety (90) days after the end of the fiscal year ended December 31, 2000, provided that such statements are delivered not later than April 20, 2001 and are substantially similar to the draft financial statements previously delivered to the Bank;

                  (ii) the failure of the Borrower to timely deliver a Borrowing Base certificate for the month of December, 2000 as required pursuant to Section 5.01(b)(xii) of the Agreement;

                  (iii) the failure of the Borrower to deliver a Borrowing Base certificate for the month of January, 2001 as required pursuant to Section 5.01(b)(xii) of the Agreement;

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


                  (iv) the failure of the Borrower to timely deliver accounts receivable agings for the months of December, 2000 and January, 2001 as required pursuant to Section 5.01(b)(xiii) of the Agreement;

                  (v) the failure to deliver the medical alert units reports for December, 2000 and January, 2001 as required by Section 5.01(b)(xv) of the Agreement

                  (vi) the Borrowing Base deficiency that existed as of December 31, 2000, provided that such deficiency did not exceed $626,000.00; and

                  (vii) the failure of the Borrower to maintain a Minimum Capital Base of $9,000,000.00 as of the fiscal year ended December 31, 2000, provided that the actual Capital Base as of such date was at least $7,895,000.00.

            6. Effectiveness. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Bank and its counsel of the following documents:

                  (a) The Bank shall have received this Amendment, duly executed by the Borrower and each Guarantor and an endorsement to the Revolving Credit
Note in the form of Exhibit A hereto, duly executed by the Borrower.

                  (b) The Bank shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

                  (c) The Bank's counsel shall have been paid their fees and disbursements in connection with this Amendment.

            7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            9. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

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


            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

                                   AMERICAN MEDICAL ALERT CORP.

                                   By:/s/ Jack Rhian
                                      -------------------------------
                                      Jack Rhian
                                      Vice President - Operations

                                   HCI ACQUISITION CORP.

                                   By:/s/ Jack Rhian
                                      -------------------------------
                                      Jack Rhian
                                      Secretary

                                   EUROPEAN AMERICAN BANK

                                   By:/s/ Douglas Schumacher
                                      -------------------------------
                                      Douglas Schumacher
                                      Vice President




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


                                    EXHIBIT A

                                Endorsement No. 1

                  The undersigned, AMERICAN MEDICAL ALERT CORP. (the "Borrower") and EUROPEAN AMERICAN BANK (the "Bank") hereby amend the Revolving Credit Note of the Borrower dated as of November 21, 2000 to which this Endorsement No. 1 is attached (the "Note") as hereinafter set forth. The Note has been issued pursuant to the Loan Agreement described therein. The Loan Agreement has been amended by an Amendment of even date herewith and this Endorsement No. 1 is to amend the Note to conform to the Amendment. Accordingly, the Note is hereby amended to the extent that the amount, the situs of execution and delivery, the date and the first paragraph are deleted and the following is substituted therefor:

$1,700,000.00                                               Uniondale, New York
                                                            April __, 2001


FOR VALUE RECEIVED, on May 31, 2002, AMERICAN MEDICAL ALERT CORP., a New York corporation, having its principal place of business at 3265 Lawson Blvd., Oceanside, New York 11572 (the "Borrower"), promises to pay to the order of EUROPEAN AMERICAN BANK ("Bank") at its office located at 1 EAB Plaza, Uniondale, New York 11555, the principal sum of the lesser of: (a) One Million Seven Hundred Thousand ($1,700,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Agreement (as defined below).

         Except as expressly amended by this Endorsement No. 1, all the terms and conditions of the Note shall continue in full force and effect.

         This Endorsement No. 1 shall be effective as of April __, 2001.

                                   AMERICAN MEDICAL ALERT CORP.

                                   By:
                                      ---------------------------------------
                                      Jack Rhian
                                      Vice President - Operations

                                   EUROPEAN AMERICAN BANK

                                   By:
                                      ---------------------------------------
                                      Douglas Schumacher
                                      Vice President